Description of Business	6 Months Ended
Jun. 30, 2020
Description of Business
Description of Business

1) Description of Business

KNOT Offshore Partners LP (the “Partnership”) was formed as a limited partnership under the laws of the Republic of the Marshall Islands. The Partnership was formed for the purpose of acquiring 100% ownership interests in four shuttle tankers owned by Knutsen NYK Offshore Tankers AS (“KNOT”) in connection with the Partnership’s initial public offering of its common units (the “IPO”), which was completed on April 15, 2013.

Pursuant to the Partnership’s Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”), KNOT Offshore Partners GP LLC, a wholly owned subsidiary of KNOT, and the general partner of the Partnership (the “General Partner”), has irrevocably delegated to the Partnership’s board of directors (the “Board”) the power to oversee and direct the operations of, manage and determine the strategies and policies of the Partnership. During the period from the Partnership’s IPO until the time of the Partnership’s first annual general meeting (“AGM”) on June 25, 2013, the General Partner retained the sole power to appoint, remove and replace all members of the Board. From the first AGM, four of the seven Board members became electable by the common unitholders and accordingly, from this date, KNOT, as the owner of the General Partner, no longer retained the power to control the Board and, hence, the Partnership. As a result, the Partnership is no longer considered to be under common control with KNOT and as a consequence, the Partnership accounts for acquisitions of businesses and assets under the purchase method of accounting and not as transfers of equity interests between entities under common control. All acquisitions have been consolidated into the Partnership’s results as of the date of acquisition. Please read Note 2—Summary of Significant Accounting Policies.

As of June 30, 2020, the Partnership had a fleet of sixteen shuttle tankers, the Windsor Knutsen , the Bodil Knutsen , the Recife   Knutsen , the Fortaleza Knutsen , the Carmen Knutsen, the Hilda Knutsen, the Torill Knutsen , the Dan Cisne , the Dan Sabia, the Ingrid   Knutsen , the Raquel Knutsen, the Tordis Knutsen, the Vigdis Knutsen, the Lena Knutsen, the Brasil Knutsen and the Anna Knutsen, each referred to as a “Vessel” and, collectively, as the “Vessels”. The Vessels operate under fixed long-term charter contracts to charterers, with expiration dates between 2020 and 2025. Please see Note 4—Operating Leases.

The consolidated financial statements have been prepared assuming that the Partnership will continue as a going concern.

The Partnership expects that its primary future sources of funds will be available cash, cash from operations, borrowings under any new loan agreements and the proceeds of any equity financings. The Partnership believes that these sources of funds (assuming the current rates earned from existing charters) will be sufficient to cover operational cash outflows and ongoing obligations under the Partnership’s financing commitments to pay loan interest and make scheduled loan repayments and to make distributions on its outstanding units. Accordingly, as of August 27, 2020, the Partnership believes that its current resources, including the undrawn portion of its revolving credit facilities of $28.7 million, are sufficient to meet working capital requirements for its current business for at least the next twelve months.